Offerings - Offering: 1	Mar. 03, 2025 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 3,606,288,260.4
Fee Rate	0.01531%
Amount of Registration Fee	$ 552,122.73
Offering Note
Offering Note
1
1.a. Transaction valuation is estimated for the purposes of calculating the amount of the filing fee only for an offer to exercise warrants (the “Warrants”) to purchase an aggregate of up to 74,020,695 shares of the common stock, par value $0.20 per share (“Common Stock”), of Occidental Petroleum Corporation, each with an initial exercise price of $22.00 per Warrant. The transaction value is calculated pursuant to Rule 0-11 using $48.72 per share of Common Stock, which represents the average of the high and low sale price of Common Stock on February 26, 2025, as reported by the New York Stock Exchange.

1.b. Amount of filing fee is calculated by multiplying the Transaction Valuation by the Fee Rate.